Exhibit 10(5)

                                      FIRST
                                    AMENDMENT
                                       TO
                         DEFERRED COMPENSATION AGREEMENT
                                       OF
                                  GORDON CORYEA

This First Amendment to the Deferred Compensation Agreement between FIRST FEDERAL SAVINGS BANK OF MARION and GORDON CORYEA, dated May 1, 1992, for the primary purpose of clarifying certain aspects of the death benefit to Mr. Coryea's Beneficiary, is hereby adopted in accordance with the provisions of
Section 14.1 of the Deferred Compensation Agreement as follows:

         SECTION 5.2 Death Benefit After Commencement of Benefits shall be replaced with the following:

                  In the event of Director's death after the commencement of Retirement Benefits, but prior to the completion of all such payments due and owing hereunder, the Association shall pay to Director's Beneficiary the unpaid portion of the Retirement Benefit for the remainder of the one hundred twenty (120) month period. In the event Director continues in service beyond Normal Retirement Date, upon Director's death, he will be deemed to have commenced his Retirement Benefits (and therefore limited to a total of 120 monthly payments) even if Director has not elected to begin actual receipt of his Deferred Compensation Benefit as specified in Section 4.3.

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         IN WITNESS WHEREOF, the parties have caused this Amendment to Agreement to be executed this____ day of ___________, 19___.

                                         /s/ Gordon Coryea
                                         -----------------------------------
                                         Gordon Coryea

                                         FIRST FEDERAL SAVINGS BANK OF MARION



                                         By:      /s/ Robert D. Burchard
                                             -------------------------------
                                                  Robert D. Burchard
                                         Title:      President